                                                                 Exhibit 32.1

                           CERTIFICATION PURSUANT
                            TO SECTION 906 OF THE
                         SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Engineered Support Systems, Inc. (the "Company") on Form 10-Q for the period ended January 31, 2005 (the "Report"), I, Gerald A. Potthoff, Vice Chairman, Chief Executive Officer and President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The Report complies with Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and,

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2005
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By: /s/ Gerald A. Potthoff
    -------------------------------
    Gerald A. Potthoff
    Vice Chairman, Chief
    Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to Engineered Support Systems, Inc. and will be retained by Engineered Support Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.